SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): March 17, 1999
                 (Date of event reported in original Report on
                        Form 8-K filed on March 25, 1999)

                            5TH AVENUE CHANNEL CORP.
             (Exact name of registrant as specified in its charter)

    FLORIDA                           0-25896                    59-3175814
 State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)

     3957 N.E. 163RD STREET, MIAMI, FLORIDA                         33160
    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (305) 947-3010

                      TEL-COM WIRELESS CABLE TV CORPORATION
         (Former name or former address, if changed since last report.)

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Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired.

                           Following a review of the financial information of The 5th Avenue Channel, Inc. ("Fifth Avenue"), which became a wholly-owned subsidiary of the Registrant upon consummation of the Share Exchange Agreement by and between the Registrant, Fifth Avenue and the Fifth Avenue Shareholders as reported in the Registrant's Current Report on Form 8-K filed on March 25, 1999, it has been determined that financial statements are not required to be filed, pursuant to paragraph (c)(3)(i) of Item 310 of Regulation SB.

                  (b)      Pro Forma Financial Information.

                           Following a review of the financial information of Fifth Avenue, which became a wholly-owned subsidiary of the Registrant upon consummation of the Share Exchange Agreement by and between the Registrant, Fifth Avenue and the Fifth Avenue Shareholders as reported in the Registrant's Current Report on Form 8-K filed on March 25, 1999, it has been determined that pro forma financial information is not required to be filed, pursuant to paragraph (c)(3)(i) of Item 310 of Regulation SB.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              5TH AVENUE CHANNEL CORP.

Date:  May 28, 1999                           By: /s/ MELVIN ROSEN
                                                 ----------------------------
                                                      Melvin Rosen, President



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